SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
(Amending Items 7(a) and 7(b))

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2001 (February 14, 2001)

Brainworks Ventures, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-6334	87-0281240

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Marietta Street, Suite 3450, Atlanta, Georgia	30303

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 524-1667

Explanatory Note: The Amendment No. 1 on Form 8-K/A is being filed to set forth the (i) audited financial statements of Brainworks Ventures Labs, Inc., formerly known as eBusinessLabs, Inc., as of December 31, 2000 and for the year ended December 31, 2000 and the periods from November 5, 1999 (inception) to December 31, 1999 and November 5, 1999 (inception) to December 31, 2000; and (ii) the unaudited pro forma condensed consolidated financial statements for the twelve months ended December 31, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired: Included in this Current Report (see, “Index to Financial Statements” attached hereto) are the audited financial statements of Brainworks Ventures Labs, Inc., a development stage company formerly known as eBusinessLabs, Inc. (“BVL”), as of December 31, 2000 and for the year ended December 31, 2000 and the period from November 5, 1999 (inception) to December 31, 1999 and the period from November 5, 1999 (inception) to December 31, 2000, together with the notes thereto.

     (b) Pro Forma Financial Information. Included in this Current Report (see “Index to Financial Statements” attached hereto) are the following unaudited pro forma financial statements, together with the notes thereto (the “Unaudited Pro Forma Condensed Consolidated Financial Statements”):

(i) Unaudited pro forma condensed consolidated balance sheet as of December 31, 2000; and

(ii) Unaudited pro forma condensed consolidated statement of operations for the twelve months ended December 31, 2000.

     Brainworks Ventures, Inc., a Nevada corporation (“Brainworks”) has accounted for the merger (the “Merger”) of EBL Acquisition Corporation, a Georgia corporation and wholly-owned subsidiary of Brainworks, with and into BVL using the purchase method of accounting. The unaudited pro forma condensed consolidated balance sheet reflects the Merger as if it had been completed on December 31, 2000, and the unaudited pro forma condensed consolidated statement of operations reflects the Merger as if it had been completed on January 1, 2000. The pro forma data does not purport to be indicative of the results which would actually have been reported if the Merger had occurred on such dates or which may be reported in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Brainworks and BVL and the related notes thereto.

     (c) Exhibits.

2.1	Agreement and Plan of Merger dated December 29, 2000 between Brainworks, BVL, EBL Acquisition Corp and certain shareholders of BVL signatory thereto (the “Merger Agreement”). (Certain of the exhibits and schedules to the Merger Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-B, and Brainworks agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request). (*)

2

3(ii)	Amendment to Brainworks’ Bylaws. (*)

4.1	Registration Rights Agreement entered into in connection with the Merger Agreement. (*)

4.2	Escrow Agreement entered into in connection with the Merger Agreement.(*)

99.1	Press Release dated November 17, 2000. (*)

99.2	Press Release dated February 15, 2001. (†)

(*) Incorporated by reference to the Quarterly Report on Form 10-QSB for the quarter ended December 31, 2000 filed by Brainworks on February 20, 2001.

(†) Incorporated by reference to the Current Report on Form 8-K filed by Brainworks on February 28, 2001.

3

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Brainworks has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRAINWORKS VENTURES, INC.

	By:	/s/ Marc J. Schwartz

Marc J. Schwartz Vice-President

Dated: May 30, 2001

4

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated December 29, 2000 between Brainworks, BVL, EBL Acquisition Corp and certain shareholders of BVL signatory thereto (the “Merger Agreement”). (*)

3(ii)	Amendment to Brainworks’ Bylaws. (*)

4.1	Registration Rights Agreement entered into in connection with the Merger Agreement. (*)

4.2	Escrow Agreement entered into in connection with the Merger Agreement. (*)

99.1	Press Release dated November 17, 2000. (*)

99.2	Press Release dated February 15, 2001. (†)

(*) Incorporated by reference to the Quarterly Report on Form 10-QSB for the quarter ended December 31, 2000 filed by Brainworks on February 20, 2001.

(†) Incorporated by reference to the Current Report on Form 8-K filed by Brainworks on February 28, 2001.

INDEX TO FINANCIAL STATEMENTS

Page

Audited Financial Statements:

Independent Auditors’ Report	F-2

Balance Sheet as of December 31, 2000	F-3

Statements of Operations for the year ended December 31, 2000 and for the periods from November 5, 1999 (inception) to December 31, 1999 and November 5, 1999 (inception) to December 31, 2000	F-4

Statements of Changes in Capital Deficit for the period from November 5, 1999 (inception) to December 31, 1999 and the year ended December 31, 2000	F-5

Statements of Cash Flows for the year ended December 31, 2000 and for the periods from November 5, 1999 (inception) to December 31, 1999 and November 5, 1999 (inception) to December 31, 2000	F-6

Notes to Financial Statements	F-7

Unaudited Pro Forma Condensed Consolidated Financial Statements

Introduction	F-12

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000	F-13

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2000	F-14

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-15

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of
Brainworks Ventures Labs, Inc.

We have audited the accompanying balance sheet of Brainworks Ventures Labs, Inc., (formerly known as eBusinessLabs, Inc., a development stage company) as of December 31, 2000, and the related statements of operations, changes in capital deficit and cash flows for the year then ended and for the periods from November 5, 1999 (inception) to December 31, 1999 and November 5, 1999 (inception) to December 31, 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the financial position of Brainworks Ventures Labs, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended and for the periods from November 5, 1999 to December 31, 1999 and November 5, 1999 to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has a working capital deficit, has sustained a significant net loss and has experienced a cash outflow from operating activities for the year ended December 31, 2000. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plan in regard to this matter is also described in Note A. The financial statements do not include any adjustments that might result from this uncertainty.

On February 14, 2001, as disclosed in Note I, the Company was acquired by Brainworks Ventures, Inc.

Richard A. Eisner & Company, LLP

New York, New York
May 2, 2001

Brainworks Ventures Labs, Inc.
(formerly known as eBusinessLabs, Inc.)
(a development stage company)

Balance Sheet
December 31, 2000

ASSETS

Current assets:

Cash	$1,000

Advances to officers/stockholders	19,000

Total current assets	20,000

Property and equipment, net	123,000

Intangible assets, net	218,000

$361,000

LIABILITIES AND CAPITAL DEFICIT

Current liabilities:

Accounts payable	$3,000

Accrued expenses	68,000

Total current liabilities	71,000

Preferred Stock series A redeemable, convertible; 910,000 shares issued and outstanding	500,000

Capital deficit:

Preferred stock $0.001 par value, authorized 50,000,000 shares, shares issued and outstanding (see above)

Common stock $0.001 par value, authorized 50,000,000 shares, issued and outstanding 10,445,000 shares	10,000

Paid-in capital	404,000

Receivables for stock	(13,000)

Deficit accumulated during the development stage	(611,000)

Total capital deficit	(210,000)

$361,000

See notes to financial statements.

Brainworks Ventures Labs, Inc.
(formerly known as eBusinessLabs, Inc.)
(a development stage company)

Statements of Operations

		Period From	Period From
		November 5,	November 5,
		1999	1999
	Year Ended	(Inception) to	(Inception) to
	December 31,	December 31,	December 31,
	2000	1999	2000

Revenue-consulting fees	$6,000	$—	$6,000

Expenses:

Research and development	40,000	—	40,000

Selling, general and administrative	577,000	—	577,000

Total expenses	617,000	—	617,000

Net loss/comprehensive loss	$(611,000)	$—	$(611,000)

Net loss per share, basic and diluted	$(0.06)	$—

Weighted average number of shares outstanding, basic and diluted	9,960,000

See notes to financial statements.

Brainworks Ventures Labs, Inc.
(formerly known as eBusinessLabs, Inc.)
(a development stage company)

Statements of Changes in Capital Deficit
November 5, 1999 (Inception) to December 31, 2000

					Deficit
					Accumulated
	Common Stock		Receivables		During the
			for	Paid-in	Development
	Shares	Amount	Stock	Capital	Stage	Total

November 5, 1999 - shares deemed issued	9,200,000	$9,000	$(9,000)			$0

Balance — December 31, 1999	9,200,000	9,000	(9,000)			0

Collection of receivable from founders			9,000	$10,000		19,000

Issuance of common shares in March 2000	1,000,000	1,000		3,000		4,000

Common shares given by founders for services rendered				162,000		162,000

Warrants issued for services received from March through December, 2000				215,000		215,000

Warrants exercised for notes receivable	205,000		(12,000)	12,000		0

Warrants exercised	20,000			1,000		1,000

Issuance of common shares in December 2000	20,000		(1,000)	1,000		0

Net loss					$(611,000)	(611,000)

Balance — December 31, 2000	10,445,000	$10,000	$(13,000)	$404,000	$(611,000)	$(210,000)

See notes to financial statements.

Brainworks Ventures Labs, Inc.
(formerly known as eBusinessLabs, Inc.)
(a development stage company)

Statements of Cash Flows

		Period From	Period From
		November 5,	November 5,
		1999	1999
	Year Ended	(Inception) to	(Inception) to
	December 31,	December 31,	December 31,
	2000	1999	2000

Cash flows from operating activities:

Net loss	$(611,000)	$-	$(611,000)

Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation and amortization	22,000	—	22,000

Common stock and warrants issued for services	309,000	—	309,000

Changes in:

Accounts payable and accrued expenses	71,000	—	71,000

Net cash used in operating activities	(209,000)	—	(209,000)

Cash flows from investing activities:

Purchase of property and equipment	(58,000)	—	(58,000)

Intangible assets acquired	(237,000)	—	(237,000)

Advances to officers/stockholders	(19,000)	—	(19,000)

Net cash used in investing activities	(314,000)	—	(314,000)

Cash flows from financing activities:

Proceeds from sale of preferred stock	500,000		500,000

Proceeds from sale of common stock and exercise of warrants	24,000	—	24,000

Net cash provided by financing activities	524,000	—	524,000

Net increase in cash	1,000		1,000

Cash — beginning	—	—	—

Cash — end	$1,000	$—	$1,000

Non-cash investing and financing activities:

Warrants issued for Leasehold Improvements	$68,000		$68,000

Issuance of common stock for notes receivable	$13,000		$13,000

See notes to financial statements.

Brainworks Ventures Labs, Inc.
(formerly known as eBusinessLabs, Inc.)
(a development stage company)

Notes to Financial Statements
December 31, 2000

Note A — The Company, Basis of Presentation and Summary of Significant Accounting Policies

The Company

Brainworks Ventures Labs, Inc. (formerly known as eBusinessLabs, Inc.) (“BVL” or the “Company”) is a venture development company which provides business consulting services to early stage technology companies.

BVL was formed on November 5, 1999 as eBusinessLabs, LLC (a limited liability company) which was incorporated on December 17, 1999. The change in legal form has been treated as a recapitalization. Through December 31, 1999, the Company was inactive. The historical capital prior to the recapitalization has been retroactively restated for the equivalent number of shares received by the former members of the limited liability company.

The Company has a nonbinding agreement, which expires in June 2002, with the Georgia State University Research Foundation (the “Foundation”) whereby the Foundation granted the Company a non-exclusive, limited, royalty free license to use the names “Georgia State University” and “GSU”. The Foundation agreed to provide up to 33% of the Company’s customers and certain staffing and other services to the Company’s customers. Under the terms of the agreement, the customers would be required to issue to the Foundation 4% of their equity securities when they commence utilizing the Company’s services. The Company does not have any control or ownership of the Foundation and does not account for the services provided by the Foundation or any of its affiliated entities. In addition, the Company does not recognize the equity securities issued by its customers to the Foundation as revenue.

Basis of Presentation

The Company has a working capital deficit and has sustained an operating loss for the year ended December 31, 2000, and such losses are expected to continue. Further, the Company’s operations have generated negative cash flow. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements make no provision for the outcome of this uncertainty. Management’s plans include the sale of the Company and/or raising of capital. On December 29, 2000, the Company agreed to be acquired by Brainworks Ventures, Inc. (“Brainworks”) and, on February 14, 2001, the acquisition was completed pursuant to which Brainworks issued 800,000 shares of its common stock for all the Company’s outstanding common stock (see Note I). Accordingly, the Company’s viability depends on Brainworks funding of the Company’s operations.

Significant Accounting Policies

[1] Property and equipment:

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the lower of the (a) term of the lease or (b) useful life of the improvements.

[2] Long-lived assets:

In accordance with Statement of Financial Accounting Standards, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of,” the Company records impairment losses on long-lived assets used in operations, including intangible assets, when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets. No such losses have been recorded.

[3] Research and development:

Research and development costs are expensed as incurred.

Brainworks Ventures Labs, Inc.
(formerly known as eBusinessLabs, Inc.)
(a development stage company)

Notes to Financial Statements
December 31, 2000

Note A — The Company, Basis of Presentation and Summary of Significant Accounting Policies
(continued)

Significant Accounting Policies (continued)

[4] Revenue recognition:

Revenue is from consulting fees and is recognized when services are performed by the Company.

[5] Intangible assets:

Intangible assets acquired consist of business systems, methodologies and know how for use in consulting services.

[6] Income taxes:

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” which requires recognition of deferred tax liabilities and assets for expected future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. Deferred tax liabilities and assets are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amounts expected to be realized.

[7] Net loss per share:

Basic loss per common share is computed using the weighted average number of common shares outstanding during the period. Diluted loss per common share for 2000 is based only on the weighted average number of common shares outstanding during the period, as the inclusion of stock warrants would have been antidilutive. Potential common shares not included in the calculation of net loss per share for the year ended December 31, 2000 are as follows:

Number of Potential
Common Shares

Warrants	1,625,000

[8] Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Brainworks Ventures Labs, Inc.
(formerly known as eBusinessLabs, Inc.)
(a development stage company)

Notes to Financial Statements
December 31, 2000

Note B — Property and Equipment

Property and equipment at December 31, 2000, is as follows:

		Estimated
		Useful Life-Years

Furniture and fixtures	$15,000	7

Leasehold improvements	111,000	5

	126,000

Less accumulated depreciation and amortization	(3,000)

	$123,000

Depreciation and amortization expense on property and equipment for the year ended December 31, 2000 is $3,000.

Note C — Related Party Transactions

During 2000, the Company leased office space from its Chief Executive Officer/stockholder (the “CEO”) for $21,000. Further, in January 2000, the CEO advanced the Company $25,000 which was repaid to him during the year.

In December 2000, the Company incurred $105,000 of costs for the benefit of Brainworks and was reimbursed for the full amount. Such cost and reimbursement had no effect on the statement of operations.

Note D — Intangible Assets

Purchased business systems, methodologies and know-how	$237,000

Less accumulated amortization	(19,000)

$218,000

Intangible assets are being amortized over three years. Amortization expense for the year ended December 31, 2000 was $19,000.

Note E — Equity Transactions

Convertible, Redeemable Preferred stock:

In September 2000, the Company issued 910,000 shares of Series A convertible preferred stock for $500,000. Each share of the Series A preferred stock is convertible into one share of common stock. The preferred stock agreement included a provision whereby, after December 31, 2001, the investor had the right to rescind the agreement. Accordingly, the Company would be obligated to refund to the investor the amounts received for the preferred stock. Through December 31, 2000, the preferred stock has been recorded as a liability. In January 2001, the investor converted the redeemable preferred stock into 910,000 shares of common stock.

Brainworks Ventures Labs, Inc.
(formerly known as eBusinessLabs, Inc.)
(a development stage company)

Notes to Financial Statements
December 31, 2000

Note F — Stock Warrants

During the year ended December 31, 2000, the Company issued stock warrants to purchase 1,850,000 shares of the Company’s common stock. These warrants, which were issued for services, were valued at approximately $215,000 based on the services rendered to the Company.

Additional information with respect to warrants is presented below:

		Weighted Average
	Shares	Exercise Price

Outstanding at beginning of year	—	—

Granted	1,850,000	$0.06

Exercised	225,000	0.06

Outstanding at end of year	1,625,000	0.06

Exercisable at end of year	1,625,000	0.06

Weighted average remaining contractual life	5 Years

Note G — Income Taxes

At December 31, 2000, the Company had available for federal income tax purposes net operating loss carryforwards of approximately $299,000, expiring through 2020, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the deferred tax asset of $115,000, since realization of this benefit is not certain. The components of the deferred tax assets are:

Net operating loss and startup costs	$114,000

Depreciation	1,000

115,000

Valuation allowance	(115,000)

$0

The difference between the statutory federal income tax rate of 34% and the Company’s effective tax rate of 0% is due to the valuation allowance.

Due to the change in control in connection with the merger of the Company (see Note I), the utilization of the net operating loss carryforward will be limited.

Brainworks Ventures Labs, Inc.
(formerly known as eBusinessLabs, Inc.)
(a development stage company)

Notes to Financial Statements
December 31, 2000

Note H — Commitments and Contingencies

Leases:

Rent expense for the year ended December 31, 2000, was $28,000, including $21,000 paid to the Company’s CEO for office space prior to entering into a lease.

Minimum future rental payments for each of the next five years is as follows:

2001	$176,000

2002	180,000

2003	183,000

2004	187,000

2005	63,000

$789,000

Note I — Subsequent Events

On February 14, 2001, the Company merged with Brainworks.

Pursuant to the merger, Brainworks issued 800,000 shares of its common stock for all the outstanding shares of the Company. The merger was accounted for as a purchase transaction.

BRAINWORKS VENTURES, INC.
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the Brainworks Ventures Labs, Inc. (“BVL”) merger (the “BVL Merger”). The BVL Merger was accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Brainworks Ventures, Inc., (“Brainworks”) has tentatively allocated the fair values of the assets acquired and liabilities assumed of BVL based on their estimated fair values. The pro forma financial data presented combines the historical results of Brainworks and BVL as adjusted for the effects of the acquisition.

The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the BVL Merger as if it occurred on December 31, 2000. The unaudited pro forma condensed consolidated statement of operations reflects the results of operations of Brainworks and BVL for the twelve months ended December 31, 2000.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had BVL been acquired during the period specified. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Brainworks Ventures, Inc., included in its annual report on Form 10-KSB for the year ended March 31, 2000 and its quarterly report on Form 10-QSB for the quarter ended December 31, 2000.

BRAINWORKS VENTURES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2000

	Brainworks Ventures, Inc.	Brainworks Ventures		Pro forma
	and subsidiaries	Labs, Inc		Adjustments	Pro forma Total

Current Assets	$1,328,000	$20,000	a	$112,000	$1,460,000

Investments	205,000				205,000

Property and equipment, net	67,000	123,000			190,000

Intangibles, net		218,000	b	2,398,000	2,616,000

Total Assets	$1,600,000	$361,000		$2,510,000	$4,471,000

Current Liabilities	$7,000	$3,000			$10,000

Accrued Expenses		68,000			68,000

Income Tax Payable	323,000				323,000
Series A Redeemable, Convertible preferred stock; 910,000 shares issued and outstanding		500,000	c	(500,000)	—
STOCKHOLDERS’ EQUITY (DEFICIT)

Common Stock, $0.001 par value		10,000	a,c,d	(10,000)	$—

Common Stock, $0.01 par value	10,000		b	8,000	18,000

Deferred compensation	(509,000)				(509,000)

Receivables For Stock		(13,000)	a	13,000	—

Additional paid-in capital	2,568,000	404,000	a,b,c,d	2,388,000	5,360,000

Retained earnings (deficit)	(799,000)	(611,000)	d	611,000	(799,000)

Total Stockholders Equity (deficit)	1,270,000	(210,000)		3,010,000	4,070,000

Total liabilities and stockholders’ equity (deficit)	$1,600,000	$361,000		$2,510,000	$4,471,000

See notes to pro forma information.

BRAINWORKS VENTURES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000

	Brainworks Ventures, Inc.	Brainworks Ventures		Pro forma
	and subsidiaries	Labs, Inc		Adjustments	Pro forma Total

Revenues	$49,000	$6,000			$55,000

Operating Expenses Research and Development		40,000			40,000

Selling, General and Administrative Expenses	2,158,000	577,000	e	799,000	3,534,000

	2,158,000	617,000		799,000	3,574,000

Loss from operations	(2,109,000)	(611,000)		(799,000)	(3,519,000)

Realized gain on sale of securities	103,000				103,000

Sale of mineral lease properties	200,000				200,000

Gain on sale of securities to related party	1,120,000				1,120,000

Net loss before income taxes	(686,000)	(611,000)		(799,000)	(2,096,000)

Provision for income taxes	337,000	—		-0-	337,000

Net loss	$(1,023,000)	$(611,000)		$(799,000)	$(2,433,000)

Net loss per share, basic and diluted	$(1.06)				$(1.38)

Weighted average shares outstanding, basic and diluted	969,000				1,769,000

See notes to pro forma information.

BRAINWORKS VENTURES, INC.
NOTES TO PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

BASIS OF PRESENTATION

The pro forma condensed consolidated financial statements reflect the issuance of 800,000 shares of Brainworks Ventures, Inc. (an SEC registrant) common stock in exchange for all of the outstanding shares of BVL. The BVL acquisition is being accounted for under the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Brainworks has tentatively allocated the fair values of the assets acquired and liabilities assumed of BVL based on their estimated fair values. The pro forma financial data presented combines the historical results of Brainworks and BVL as adjusted for the effects of the acquisition.

PRO FORMA ADJUSTMENTS

(a)	To reflect the exercise of all outstanding warrants into common stock. To reflect the collections of stock subscriptions receivable by BVL prior to merger.

(b)	To reflect issuance of 800,000 shares of Brainworks Ventures, Inc. common stock in exchange for 100% of the outstanding common stock of BVL.

The value of the 800,000 shares is estimated to be $2,800,000 based on an estimate by management. Such estimate is tentative and preliminary and management is in the process of obtaining an independent appraisal of the fair value of the shares issued in the transaction. Management has allocated the purchase price to the assets and liabilities acquired based upon their relative fair values. The allocation of the fair value substantially represents intangibles consisting of business systems, methodologies and know how aggregating to $2,398,000 which is being amortized on a straightline basis over three years.

Management continues to study the allocation of the purchase price; upon completion of such study, the allocation may change.

(c)	To reflect the conversion of BVL preferred stock to common stock.

(d)	To reflect the elimination of BVL’s stockholders’ deficit.

(e)	To reflect twelve months of amortization for BVL intangible assets acquired.